UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 10, 2005
                Date of report (date of earliest event reported)

                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  -------------



       Delaware                        0-24073                13-3817344
State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                      Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

Christopher Brunhoeber's Amended and Restated Employment Agreement

         On November 10, 2005, Digital Fusion, Inc. (the "Company") entered into an Amended and Restated Employment Agreement (the "Agreement") with Christopher L. Brunhoeber ("Executive") pursuant to which the Company promoted the Executive to the position of Chief Financial Officer of the Company. The new employment agreement supersedes the employment agreement and first amendment to employment agreement that were previously entered into between the Company and Executive, a form of which was filed with the Commission on May 12, 2005 as an exhibit to the Company's quarterly report on Form 10-QSB and Form 8-K on August 5, 2005 (File No. 0-24073), respectively. The following summary is qualified in its entirety by reference to the text of the Agreement.

         The Executive's term of employment shall be for a period of two years commencing on November 10, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $125,000 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the Executive Incentive Plan, the Company will grant to the Executive an option to purchase 40,000 shares of the Company's common stock. The options shall vest at the rate of one-third on each of the first, second and third anniversaries of the effective date of the grant. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

         The Agreement also provides for the payment by the Company to the Executive severance payments equal to 12 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

         In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

         The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Otis Ferguson's Employment Agreement

         On November 10, 2005 the Company entered into an employment agreement (the "Agreement") with Otis Ferguson (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President of Southwest Region, effective November 21, 2005. The following summary is qualified in its entirety by reference to the text of the Agreement.

         The Executive's term of employment shall be for a period of two years commencing on November 21, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $175,000 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the Executive Incentive Plan, the Company will grant to the Executive an option to purchase 70,000 shares of the Company's common stock of which 24,000 shares will vest immediately and the remainder will vest subject to certain performance-based criteria structured by the Board of Directors. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall reimburse the Executive up to $10,000 for relocation expenses related to the Executive's personal residence move from Colorado to New Mexico.

         The Agreement also provides for the payment by the Company to the Executive severance payments equal to 6 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

         In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains restrictive covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Section 5 - Corporate Governance and Management
Item 5.02(c) Appointment of Certain New Officers

Christopher Brunhoeber Promoted to Chief Financial Officer
----------------------------------------------------------

(1) As described in Item 1.01 above, Christopher Brunhoeber was promoted to Chief Financial Officer, effective November 10, 2005.

(2) Mr. Brunhoeber joined the Company in April 2005 as the Vice President of Finance. Prior to coming to Digital Fusion Mr. Brunhoeber was Accounting and Financial Reporting Manager at Huntsville-based ADTRAN, Inc. where he assisted in the company's successful compliance with Sarbanes-Oxley Section 404 requirements. Prior to ADTRAN, Mr. Brunhoeber worked with Sanmina-SCI Corporation as an Accounting Manager and Internal Auditor. Prior to Sanmina-SCI, Mr. Brunhoeber served as a Financial Analyst for Lockheed Martin Information Systems. Mr. Brunhoeber holds a bachelors degree in accounting from the University of Alabama and is a Certified Public Accountant.

          On November 16, 2005, Digital Fusion issued a press release announcing Mr. Brunhoeber's new position as Chief Financial Officer. The press release is attached to this Form 8-K as Exhibit 99.1.


Otis Ferguson Appointed Vice President of the Southwest Region
--------------------------------------------------------------

(1) As described in Item 1.01 above, Otis Ferguson was appointed to Vice President for the Southwest Region of the Company, effective November 21, 2005.

(2) Mr. Ferguson served 28 years of military service. Prior to joining Digital Fusion, Mr. Ferguson was the program manager since September 2004 for Raytheon Technical Services Division at the El Paso, Texas site. He directed business development operations for the Joint National Training Center (JNTC). Prior to Raytheon Technical Services, Mr. Ferguson served SYColeman from May 1998 to June 2004 where he began his career as a group director for the Colorado Springs operations and later transition into the role of vice president and site manager. His main focus was defining and executing target acquisition strategies for the Space, Missile Defense in Colorado Springs.

         On November 16, 2005, the Company issued a press release announcing the appointment of Mr. Ferguson as the Company's new Vice President for the Southwest Region. The press release is attached to this Form 8-K as Exhibit 99.1.


Section 9 - Financial Statements Exhibits
Item 9.01   Financial Statements and Exhibits

 (c) Exhibits
       Exhibit No.         Description
       -----------         -----------

       99.1*               Press release dated November 16, 2005, issued by
                           Digital Fusion, Inc.


*  Filed herewith.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2005

                                     DIGITAL FUSION, INC.



                                     By:  /s/ Elena I. Crosby
                                        ----------------------------------------
                                        Elena I. Crosby, Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

       99.1*               Press release dated November 16, 2005, issued by
                           Digital Fusion, Inc.


*Filed herewith.